Assets held for sale	12 Months Ended
Dec. 31, 2013
Assets Held-for-sale, Long Lived [Abstract]
Assets held for sale
Assets held for sale

The changes in the carrying value of assets held for sale are as follows:

	Japan	The Netherlands	Total
Balance January 1, 2012	6,585	277	6,862
Foreign currency translation effect	(864)	—	(864)
Balance December 31, 2012	5,721	277	5,998
Impairment	(796)	—	(796)
Reclassification to assets in use	(3,393)	—	(3,393)
Foreign currency translation effect	(1,071)	—	(1,071)
Balance December 31, 2013	461	277	738

In 2009 the decision was made to dispose certain items of property, plant and equipment. These assets represent a carrying value as per December 31, 2013 of €738. The assets held for sale are located in Japan and the Netherlands.

In Japan (Tama) a building that was used for research and development activities was ceased to be used in December 2009. Due to the economic circumstances and the effects of the earthquake of 2011 in Japan we think it is not reasonable to expect this building to be sold within a reasonable period of time. Therefor we ceased to classify this building as held for sale and measured it at the lower of its carrying amount before it was classified as held for sale, adjusted for any depreciation that would have been recognized had the asset not been classified as held for sale, and its recoverable amount at the date of the subsequent decision not to sell. This resulted in an impairment charge of €796 in 2013.

Also in Japan, a piece of land was purchased to build a research and development center is regarded as held for sale. The carrying value of €461 is below the expected selling price. The expected selling prices were determined, based on various inputs and considerations.

In the Netherlands the former ASMI head office located in Bilthoven has been regarded as held for sale. The carrying value of €277 is lower than the fair value less cost to sell. The expected selling prices were determined, based on various inputs and considerations.